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                                                                 EXHIBIT 23.2(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated September 1, 1995, included in Alpha Technologies Group, Inc.'s (the "Company"), Form S-2 for the nine months ended July 30, 1995, and to all references to our Firm included in this registration statement.

                                                            Arthur Andersen LLP
Houston, Texas
September 28, 1995